NUMBER                                                                    SHARES

ITG                                  [LOGO]

                                       ITG
                        Infinite Technology Group Ltd.

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF NEW YORK                              CUSIP 45663M 10 4

     THIS CERTIFIES THAT


     is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE $.01 PER SHARE, OF

=========================Infinite Technology Group Ltd.=========================

      transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this
                         Certificate properly endorsed.
    This certificate is not valid until countersigned and registered by the
                         Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ MARK DRESNER                          /s/ JAMES McGOWAN
CHAIRMAN OF THE BOARD AND SECRETARY       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               [CORPORATE SEAL]
                         INFINITE TECHNOLOGY GROUP LTD.
                                    1993
                                  NEW YORK
                                       *

                                        COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                   TRANSFER AGENT AND REGISTRAR.
                                        BY


                                                            AUTHORIZED SIGNATURE

                         Infinite Technology Group Ltd.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in            UNIF GIFT MIN ACT - ________Custodian________
          common                                       (Cust)           (Minor)
TEN ENT - as tenants by the                        under Uniform Gifts to Minors
          entireties                               Act__________________________
JT TEN  - as joint tenants with                                (State)
          right of survivorship
          and not as tenants
          in common

    Additional abbreviations may also be used though not in the above list.

      For value received, _________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated__________________________________


                        --------------------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.